EXHIBIT 32.2

SECTION 906 CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Jaime Vasquez, Vice President, Finance and Chief Financial Officer of AK Steel Holding Corporation (the “Company”), do hereby certify in accordance with 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)
This Annual Report on Form 10-K for the period ending December 31, 2016 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)), and,

(2)	The information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	February 17, 2017	/s/ Jaime Vasquez
Jaime Vasquez
Vice President, Finance and Chief Financial Officer